EXHIBIT 4.8



                                 THIRD AMENDMENT
                                 ---------------
                                       OF
                                       --
              TRIBUNE COMPANY DEFINED CONTRIBUTION RETIREMENT PLAN
              ----------------------------------------------------

             (As Amended and Restated Effective as of July 1, 1994)



                  WHEREAS, Tribune Company (the "Company") maintains the Tribune Company Defined Contribution Retirement Plan (the "Plan"); and

                  WHEREAS, the Plan has been amended from time to time and further amendment of the Plan is now considered desirable;

                  NOW, THEREFORE, by virtue and in exercise of the authority reserved to the Company by Section 13.1 of the Plan and delegated to the undersigned by resolution of its Board of Directors, the Plan be and is hereby further amended in the following particulars:

                 1. By substituting the following for Section 7.6 of the Plan, effective January 1, 1998:

         "7.6     Payment of Benefits

                  When a Participant or his Beneficiary becomes entitled to a distribution pursuant to Section 7.2, 7.3 or 7.4, the amount available for distribution shall be paid to the Participant or his Beneficiary, as the case may be, in a lump sum; provided, however, if a Participant's vested account balance at the time of distribution (or any prior distribution) exceeds $5,000, distribution shall not be made to the Participant before he attains age 65 unless he consents thereto."

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                  2.       By substituting "$5,000" for "$3,500" where the
latter appears in Section 7.7 of the Plan, effective January 1, 1998.

                  3. By substituting the Contribution Schedule No. 1 attached hereto, effective January 1, 1997.

                  4. By substituting the Contribution Schedule No. 2 attached hereto, effective as of May 15, 1995.

                  5. By substituting the Contribution Schedule No. 3 attached hereto, effective as of January 1, 1996.

                  6. By substituting the Contribution Schedule No. 4 attached hereto, effective as of July 1, 1996.

                  7. By substituting the Contribution Schedule No. 5 attached hereto, effective as of January 1, 1996.

                  8. By substituting the Contribution Schedule No. 6 attached hereto, effective as of April 1, 1995.

                  9. By substituting the Contribution Schedule No. 7 attached hereto, effective as of July 1, 1994.

                  10. By adding to the Plan the Contribution Schedule No. 8 attached hereto, effective July 1, 1997.

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                  11.      By substituting the following for Paragraph 2 of
Supplement B to the Plan, effective January 1, 1997:


         "2       Participation

                  An Eligible Employee of KLVI, Inc. will become a Covered employee on the Restatement Effective Date (i) for purposes of Salary Reduction Amounts and Matching Contributions under Section 3.1 as in effect prior to January 1, 1997, if he was a participant (or was eligible to participate but had not yet made a cash-or-deferred election) under the Gannett 401(k) Savings Plan immediately prior to becoming an Employee of an Employer or Related Company, and (ii) for purposes of Basic Contributions under Section 3.1 if he was a participant in the Gannett Retirement Plan immediately prior to becoming an Employee of an Employer or Related Company."


                  12. By adding the following new Supplement D to the Plan, effective March 31, 1998:


                                  "SUPPLEMENT D

                    Special Rules Relating to the Transfer of
                     Part C Accounts of Certain Participants
                    to Tribune Company Savings Incentive Plan


                  D-1. Introduction. The purpose of this Supplement D is to
                       ------------
         provide for the transfer of Part C Accounts of certain Participants (`Supplement D Participants') to the Tribune Company Savings Incentive Plan (`SIP') effective on or about March 31, 1998, or as soon thereafter as is administratively feasible (`Transfer Date'). Effective January 1, 1998, eligible employees of the Supplement D Employers listed below are eligible to participate in Tribune Company Employee Stock Ownership Plan rather than receive employer basic contributions hereunder, and accordingly the Part C Accounts of such employees are being transferred to SIP.

                  D-2.  Supplement D Participants.  A Supplement D Participant
                        -------------------------
         shall mean any Participant who is an employee of Tribune Television

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         Company, WLVI, Inc. (other than those employees described on
         Contribution Schedule No. 7 relating to members of the IBEW); KHTV, Inc.; KSWB, Inc.; and Relcon, Inc.

                  D-3.  Supplement D Employers.  Supplement D Employers shall be
                        ----------------------
         Tribune Television Company, WLVI, Inc., KHTV, Inc.; KSWB, Inc.; and Relcon, Inc.

                  D-4. Transfers. Part C Accounts of Supplement D Participants
                       ---------
         are being transferred to the SIP as of the Transfer Date, and thereafter the Plan with respect to such Accounts will be continued in the form of the SIP. The transfer of such Account balances to the SIP will be made in accordance with Section 401(a)(12) and 414(l) of the Internal Revenue Code and the regulations thereunder.

                  D-5. Transfer of Assets. Assets in the Trust equal to the Part
                       ------------------
         C Account balances that are transferred to the SIP pursuant to this Supplement D shall be transferred to the Trust that funds benefits under the SIP. Such transfer shall take place at such time and in such form as shall be agreed upon between the Trustees of the two trusts.

                  D-6. Opening Account Balances. All Part C Accounts maintained
                       ------------------------
         under the Plan shall be adjusted as of the effective date of transfer in accordance with the provisions of Section 6 of the Plan. The net credit balances in such Accounts, as so adjusted as of that date, shall constitute the opening net credit balances in the Part C Accounts to be maintained for such Participants under the SIP. Thereafter, such Accounts shall be adjusted in accordance with the provisions of the SIP. Participants shall always have a nonforfeitable interest in the amounts transferred from this Plan to their Accounts under the SIP.

                  D-7. Transfer of Records. On or as soon as practicable after
                       -------------------
         the date of transfer, the Administrative Committee under the Plan shall transfer to the committee responsible for the administration of the SIP such administrative records maintained under the Plan with respect to Participants as necessary to administer the SIP.

                  D-8.  Use of Terms.  Terms used in this Supplement D with
                        ------------
         respect to the Plan shall, unless otherwise defined in this Supplement D, have the meanings of those terms as defined in the Plan."

                           CONTRIBUTION SCHEDULE NO. 1


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  WLVI, Inc.


Eligible Employees:
------------------

                  This Contribution Schedule shall apply to each Employee of WLVI, Inc. who would otherwise be an Eligible Employee in Accordance with
Section 1.1(l) of the Plan, other than employees whose terms and conditions of employment are governed by a collective bargaining agreement between WLVI, Inc. and the International Brotherhood of Electrical Workers Local #1228 that calls for participation in this Plan.


Salary Reduction Amounts

                  None, effective January 1, 1997.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  None.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  None.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  For any calendar quarter with respect to a Covered Employee of a Contributing Employer designated above, an amount equal to 4 percent (4%) of his Compensation paid by that Contributing Employer during that calendar quarter.

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General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of July 1, 1994 and shall cease to be effective as of January 1, 1998.

                           CONTRIBUTION SCHEDULE NO. 2


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  Relcon, Inc.


Salary Reduction Amounts:
------------------------

                  None.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  None.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  None.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  For any calendar quarter with respect to a Covered Employee of a Contributing Employer designated above, an amount equal to two percent (2%) of his Compensation paid by that Contributing Employer during that calendar quarter.


General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of May 15, 1995 and shall cease to be effective for plan years beginning after December 31, 1997.

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                           CONTRIBUTION SCHEDULE NO. 3


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  KHTV, Inc.


Salary Reduction Amounts

                  None, effective January 1, 1997.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  Twenty-five percent (25%), effective January 1, 1996. None, effective January 1, 1997.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  For any calendar month prior to January 1, 1997, with respect to a Covered Employee of a Contributing Employer designated above, that portion of his Salary Reduction Amount for that calendar month which is based on his Compensation from that Contributing Employer and which does not exceed four percent (4%) of his Compensation paid by that Contributing Employer during that calendar month.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  For any calendar quarter during the period beginning January 1, 1996 and ending December 31, 1997, with respect to a Covered Employee of a Contributing Employer designated above, an amount equal to four percent (4%) of his Compensation paid by that Contributing Employer during that calendar quarter.

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General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of January 1, 1996.

                           CONTRIBUTION SCHEDULE NO. 4


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  KSWB Inc.


Salary Reduction Amounts

                  None, effective January 1, 1997.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  Twenty-five percent (25%), effective July 1, 1996. None, effective January 1, 1997.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  For any calendar month during the period beginning July 1, 1996 and ending December 31, 1996, with respect to a Covered Employee of a Contributing Employer designated above, that portion of his Salary Reduction Amount for that calendar month which is based on his Compensation from that Contributing Employer and which does not exceed four percent (4%) of his Compensation paid by that Contributing Employer during that calendar month.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  For any calendar quarter during the period beginning April 1, 1997 and ending December 31, 1997, with respect to a Covered Employee of a Contributing Employer designated above, an amount equal to four percent (4%) of his Compensation paid by that Contributing Employer during that calendar quarter.

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General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of July 1, 1996 with respect to Matching Contributions and April 1, 1997 with respect to Basic Contributions.

                           CONTRIBUTION SCHEDULE NO. 5


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  WPIX Inc.


Eligible Employees:
------------------

                  This Contribution Schedule shall apply to each Employee of WPIX Inc. who would otherwise be an Eligible Employee in accordance with the provisions of Section 1.1(l) of the Plan and whose terms and conditions of employment are covered by a collective bargaining agreement between WPIX Inc. and the International Brotherhood of Electrical Workers Local #1212 that calls for participation in this Plan.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  None.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  None.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  None.


General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of January 1, 1996 and shall cease to be effective as of October 1, 1997.

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                           CONTRIBUTION SCHEDULE NO. 6


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  WPIX Inc.


Eligible Employees:
------------------

                  This Contribution Schedule shall apply to each Employee of WPIX Inc. who would otherwise be an Eligible Employee in accordance with Section 1.1(l) of the Plan and whose terms and conditions of employment are governed by a collective bargaining agreement between WPIX Inc. and the Newspaper Guild that calls for participation in this Plan.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  None.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  None.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  None.


General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of April 1, 1995.

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                           CONTRIBUTION SCHEDULE NO. 7


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  WLVI, Inc.


Eligible Employees:
------------------

                  This Contribution Schedule shall apply to each Employee of WLVI, Inc. who would otherwise be an Eligible Employee in accordance with
Section 1.1(l) of the Plan and whose terms and conditions of employment are governed by a collective bargaining agreement between WLVI, Inc . and the International Brotherhood of Electrical Workers Local #1228 that calls for participation in this Plan.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  None.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  None.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  For any calendar quarter with respect to a Covered Employee of a Contributing Employer designated above, an amount equal to the following percent of his Compensation paid by that Contributing Employer during that calendar quarter:

                           2% effective July 1, 1994
                           3% effective January 1, 1996

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General:
-------

                  The terms used in this Contribution Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes in the Plan.

                  The provisions of this Contribution Schedule shall be effective as of July 1, 1994.

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                             CONTRIBUTION SCHEDULE 8


                  The following provisions of this Contribution Schedule shall constitute a part of the Tribune Company Defined Contribution Retirement Plan (the "Plan") as contemplated by Section 3.1 thereof, and shall apply to those Participants in the Plan who are Covered Employees of the following Contributing
Employers:


Contributing Employers:
----------------------

                  Tribune Television Company.


Salary Deferral Amount:
----------------------

                  None.


Schedule Matching Percentage (Plan Section 3.1(b)):
--------------------------------------------------

                  None.


Matched Salary Reduction Amount (Plan Section 3.1(b)):
-----------------------------------------------------

                  None.


Basic Contribution (Plan Section 3.1(c)):
----------------------------------------

                  For any calendar quarter with respect to a Covered Employee of a Contributing Employer designated above, an amount equal to four percent (4%) of his Compensation paid by that Contributing Employer during that calendar quarter.


General:
-------

                  The terms used in this Contributing Schedule which are defined in the Plan shall have the same meanings assigned to them for purposes of the Plan.

                  The provisions of this Contribution Schedule shall be effective as of July 1, 1997 and shall cease to be effective as of January 1, 1998.